                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

[X]  Filed by the Registrant

[ ]  Filed by a Party other than the Registrant

Check the appropriate box:

[ ]  Preliminary Proxy Statement
     Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2)

[ ]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[X]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            BHA Group Holdings, Inc.
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(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the
Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials

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Check box if any part of the fee is offset as provided by Exchange Act Rule
0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

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(2)  Form, Schedule or Registration Statement no.:

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(3)  Filing Party:

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(4)  Date Filed:

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To:    Participants in BHA Group Holdings, Inc.'s ESOP and 401(k) Plans

From:  James E. Lund
       President and Chief Executive Officer

Date:  August 13, 2004

Subj:  Voting ESOP and 401(k) Shares

Dear Participant,

As described in the definitive proxy statement of BHA Group Holdings, Inc. (the
"Company") filed with the Securities and Exchange Commission on July 28, 2004, a
special meeting of the stockholders of the Company will be held on August 27,
2004 at 10:00 a.m., local time, at the Company's corporate headquarters in
Kansas City, Missouri. At the special meeting, among other things, the stockholders will vote on the adoption of the Agreement and Plan of Merger, dated as of May 31, 2004 (the "Merger Agreement"), by and among General Electric
Company, Casey Acquisition Company and the Company.

Please read the Company's definitive proxy statement as it contains important information concerning the Merger Agreement.

As a participant in the Company's Employee Stock Ownership Plan (the "ESOP")
and/or the Company's 401(k) Profit Sharing Plan (the "401(k) Plan"), you have the right to direct New York Life Trust Company, the trustee of those plans (the
"Trustee"), on how to vote your shares of Company common stock held in those plans for your account as of the record date, July 28, 2004.

THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE
ADOPTION OF THE MERGER AGREEMENT. YOUR VOTE IS IMPORTANT.

You should be receiving from the Trustee a copy of the definitive proxy statement and a proxy card that you may use to give voting instructions to the
Trustee. If you do not receive a definitive proxy statement or proxy card from the Trustee by Monday, August 16, please call 816-860-7760 to request a copy.

You can vote your shares of Company common stock held in the ESOP and/or the
401(k) Plan in one of three ways. You can (1) mark the appropriate boxes on the proxy card delivered to you and sign and return the proxy card in the envelope provided, (2) log onto the Internet and go to www.eproxyvote.com/bhagpx to cast your vote or (3) call 1-800-758-6973 toll-free (in the United States) and vote using the telephone. In order for your vote to be counted for purposes of the
Company's special meeting, the Trustee must receive your completed proxy card or you must vote using the Internet or by telephone ON OR BEFORE 5:00 P.M. (CENTRAL
TIME) ON AUGUST 25, 2004. For administrative purposes, the Trustee must receive votes by this time and date, which is one day prior to the date disclosed in the definitive proxy statement.

Please vote as soon as possible.

It is important to note that the adoption of the Merger Agreement requires the affirmative vote of holders of at least a majority of the outstanding shares of the Company's common stock on the record date.

To reiterate, your vote is important and we ask for your support.

Important Legal Information
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In connection with the proposed transaction, a definitive proxy statement has been filed with the U.S. Securities & Exchange Commission by BHA Group Holdings,
Inc. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND
ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC REGARDING THE PROPOSED
TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION. A definitive proxy statement has been sent to security holders of BHA seeking their approval of the transaction. Investors and security holders may obtain a free copy of the definitive proxy statement and other documents filed or furnished by BHA with the SEC, at the SEC's website at www.sec.gov. The definitive proxy statement and other documents filed or furnished by BHA may also be obtained for free by directing a request to BHA's Corporate Secretary at 1-800-821-2222.

BHA and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of BHA in connection with the proposed transaction. Information about the directors and executive officers of
BHA is set forth in the proxy statement on Schedule 14A for BHA's annual meeting of stockholders, as filed with the SEC on January 16, 2004. Additional information regarding participants in the proxy solicitation may be obtained by reading the proxy statement regarding the proposed transaction. Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of BHA stockholders to approve the merger at the following address: 8800 East 63rd Street, Kansas City, Missouri 64133.

CAUTION CONCERNING FORWARD-LOOKING STATEMENTS: This document contains certain
"forward-looking statements" within the meaning of the U.S. Private Securities
Litigation Reform Act of 1995. These statements are based on management's current expectations and are naturally subject to uncertainty and changes in circumstances. Actual results may vary materially from the expectations contained herein. The forward-looking statements contained herein include statements about the proposed transaction and future benefits of the pending proposed transaction between GE and BHA. The following factors, among others, could cause actual results to differ materially from those described herein:
failure to obtain certain regulatory approvals; actions of the U.S., foreign and local governments; failure of the requisite number of BHA stockholders to approve the proposed transaction; the inability to successfully integrate the businesses of GE and BHA; the costs related to the merger; the inability to achieve cost-cutting synergies resulting from the merger; changing consumer or marketplace trends; the general economic environment; potential or actual litigation challenging the proposed transaction; and other economic, business, competitive and/or regulatory factors affecting businesses generally. More detailed information about those factors is set forth in filings to be made by
GE and BHA with the SEC. Neither GE nor BHA is under any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.